UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2004

                              Network Engines, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                         0-30863                              04-3064173
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(State or Other Juris-       (Commission                     (IRS Employer
diction of Incorporation)    File Number)                    Identification No.)

   25 Dan Road                                                   02021
   Canton, MA
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (781) 332-1000


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          (Former Name or Former Address, if Changed Since Last Report)
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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On December 27, 2004, the Compensation Committee of the Board of Directors of the Network Engines, Inc. ("Network Engines") granted to the following executive officers stock options under its 1999 Stock Incentive Plan, as amended, to purchase the number of shares of common stock of Network Engines set forth opposite their respective names below. Each option has an exercise price equal to $2.76 per share, which is equal to the closing price of the common stock of Network Engines on the Nasdaq National Market on the date of grant. Each option grant was evidenced by an option agreement substantially in the form of the Form of Incentive Stock Option Agreement, which was filed as Exhibit 10.3 to the Company's registration statement on Form S-1 (File No. 333-34286) and is incorporated herein by reference, except that the vesting of the options shall be as follows. The options vest as to 6.25% of the shares underlying each option grant at the end of each successive full three-month period following the grant date until the fourth anniversary of the grant date, except that for John Amaral, there shall be no vesting prior to the first anniversary of his employment with Network Engines, on which date the options that would have otherwise vested prior to the anniversary date will vest.




     Executive Officer                               Number of Shares Underlying
                                                         Stock Option Grant
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John H. Curtis, President and Chief Executive Officer                   50,000
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Douglas G. Bryant, Vice President of Finance and                        40,000
Administration, Chief Financial Officer, Treasurer
and Secretary
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Michael D. Riley, Vice President of Marketing and                       30,000
Strategy
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J. Donald Oldham, Vice President of OEM Appliance                       50,000
Sales
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Richard Graber, Vice President of Engineering and                       90,000
Operations
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John Amaral, Chief Technology Officer                                   90,000
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NETWORK ENGINES, INC.
Date:  December 29, 2004          By:   /s/ Douglas G. Bryant
                                        -------------------------------
                                        Douglas G. Bryant
                                        Vice President of Finance and
                                        Administration,
                                        Chief Financial Officer, Treasurer and
                                        Secretary